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                                                                    Exhibit 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Leonard F. Ferro, Chief Accounting Officer of Galey & Lord, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Company's Quarterly Report on Form 10-Q for the period ending June 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Leonard F. Ferro
-------------------------
Leonard F. Ferro
Chief Accounting Officer
August 13, 2002